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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 25, 1995



                   INTERNATIONAL LEASE FINANCE CORPORATION
           (Exact name of registrant as specified in its charter)



   California                     0-11350                     22-3059110
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


   1999 Avenue of the Stars, 39th Floor, Los Angeles, California  90067
(Address of principal executive offices)                           (Zip Code)



     Registrant's telephone number including area code:  (310) 788-1999


       (Former name or former address, if changed since last report.) Not applicable.

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Item 7.  Financial Statements and Exhibits



  (c)  Exhibits

    1.1 Underwriting Agreement, dated May 25, 1995, between the Registrant and Lehman Brothers Inc.
         relating to the Registrant's Floating Rate Notes due June 2, 1999 (the "Notes").

    4.1  Officers' Certificate (without exhibits), dated
         June 2, 1995, establishing the terms of the Notes.

    4.2  Form of certificate for the Notes.

    5.1 Opinion of O'Melveny & Myers regarding the legality of the Notes.

    23.1 Consent of O'Melveny & Myers (included in Exhibit 5.1 hereto).


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  Pursuant to the requirements of the Securities Exchange Act of
1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       INTERNATIONAL LEASE FINANCE CORPORATION


                             ___/s/ Alan H. Lund__________
                              By:  Alan H. Lund
                                   Executive Vice President,
                                   Co-Chief Operating Officer and
                                   Chief Financial Officer


DATED:  June 2, 1995